                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 26, 2005
                Date of report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                   001-13533               74-2830661
(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
             (Address of principal executive offices and zip code)

                                 (816) 237-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR
230.425)

 Soliciting  material  pursuant  to Rule 14a- 12 under the  Exchange  Act (17 CFR
240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 9.01 - Financial Statements and Exhibits

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No.
333-110574), of NovaStar Financial, Inc., filed with the Securities and Exchange
Commission on November 18, 2003.

          (c) Exhibits.

          5.1  Opinion of Venable LLP, as to legality (including consent of such firm)

          8.1  Opinion of Irvine  Law Group,  P.C.  as to  certain  tax  matters
               (including consent of such firm).

          23.1 Consent of Venable LLP (included in Exhibit 5.1).

          23.2 Consent of Irvine Law Group, P.C. (included in Exhibit 8.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NOVASTAR FINANCIAL, INC.

Date:  June 1, 2005                       By:      /s/ Gregory S. Metz
                                               ---------------------------------
                                                   Gregory S. Metz
                                                   Chief Financial Officer

                                  Exhibit Index

Exhibit
Number
-------

          5.1  Opinion of Venable LLP, as to legality (including consent of such firm)

          8.1  Opinion of Irvine  Law Group,  P.C.  as to  certain  tax  matters
               (including consent of such firm).

          23.1 Consent of Venable LLP (included in Exhibit 5.1).

          23.2 Consent of Irvine Law Group, P.C. (included in Exhibit 8.1).